EXECUTION VERSION

Exhibit 10.1

WAFER SUPPLY AGREEMENT AMENDMENT NO. 2

This Second Amendment to the WAFER SUPPLY AGREEMENT (this “Second Amendment”), dated as of March 4, 2012, amends that certain Wafer Supply Agreement, dated March 2, 2009, (as amended, the “Agreement”) by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in the Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement), GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”), on behalf of itself and its direct and indirect wholly-owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth in the Agreement; (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES U.S. Inc., a Delaware Corporation (“USOpCo”), which is a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with USOpCo’s sales activities; (iv) Advanced Technology Investment Company LLC (“ATIC”), which is a party to this Amendment solely with respect to Sections 4, 5, and 6 of this Second Amendment; and (v) ATIC International Investment Company LLC (“ATIC Investment”), which is a party to this Amendment solely with respect to Sections 4, and 5(a) of this Second Amendment (AMD, FoundryCo, USOpCo, ATIC and ATIC Investment collectively, the “Parties”). Capitalized terms used in this Second Amendment without definition shall have the meanings set forth in the Agreement and in Wafer Supply Agreement Amendment No. 1 dated as of April 2, 2011 (the “First Amendment”).

WHEREAS, the Parties wish to modify (i) certain pricing and other terms of the Agreement regarding MPU Products to be delivered by FoundryCo to AMD during 2012 and thereafter, (ii) certain payments to be made by AMD to FoundryCo in 2012 and (iii) AMD’s equity and governance interest in FoundryCo;

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

1.        LIMITED WAIVER OF SECTIONS 2.1(A) AND (B) OF THE AGREEMENT

(a)        FoundryCo hereby waives any claims it may have arising out of or relating to the requirements of Sections 2.1(a) and (b) of the Agreement solely with respect to the exclusive sourcing by AMD from [****], of the MPU Products [****] as of the date of this Second Amendment as [****], and any minor enhancements or modifications of the foregoing (each, a “Waiver Product,” and a waiver relating to such Waiver Product, a “Waiver” and collectively, the “Waivers”). For the avoidance of doubt, AMD and FoundryCo agree that:

(i)        any future related products or derivatives related to or emanating from any Waiver Products, other than minor enhancements or modifications of the foregoing, shall not be covered by any Waiver under this Section 1(a); and

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(ii)        the MPU Product currently codenamed by AMD as [****] is not a Waiver Product.

(b)        AMD and FoundryCo agree that subject to the terms of this Second Amendment they will transition all of the Waiver Products from [****] to FoundryCo no longer than [****] so that FoundryCo is in a position to promptly manufacture such Waiver Products. For the avoidance of doubt, such volume production date shall be [****], or such other initial production date that AMD specifically notifies FoundryCo in writing. FoundryCo acknowledges that, as part of such transition, certain AMD customers who have had Waiver Products manufactured at [****] (each such customer, a “Waiver Product Customer”) may withhold approval of FoundryCo’s manufacture of such Waiver Products. Therefore, AMD and FoundryCo agree to collaborate and work together in good faith as necessary to obtain all approvals required from any such Waiver Product Customer prior to the expiration of the applicable waiver. If, notwithstanding such good faith efforts on the part of AMD, a Waiver Product Customer is unwilling to order such Waiver Product from FoundryCo:

(i)         such Waiver will be extended for up to [****] (a “Waiver Extension”); and

(ii)        AMD and FoundryCo agree to work together in good faith to secure such Waiver Product Customer’s acceptance of FoundryCo’s manufacture of such Waiver Product prior to the expiry of each [****] Waiver Extension.

(c)        Except as set forth in this Second Amendment, each of AMD’s and FoundryCo’s rights and obligations with respect to MPU Products, GPU Products and Chipset Products shall remain as governed by the Agreement.

2.        AMENDMENTS RELATED TO MPU PRODUCT PRICING

(a)        MPU Product Pricing for 2012

(i)        Notwithstanding Section 7.1 and Exhibit A of the Agreement, the price for [****] delivered by FoundryCo to AMD in 2012 at the [****] nodes, including any such product which began to be manufactured in 2011 but is delivered in 2012 (each, a “2012 Production Wafer” and together, the “2012 Production Wafers”) and [****] (each, a “2012 PQUL Wafer” and together, the “2012 PQUL Wafers”) shall be as set forth in this Section 2. [****].

(ii)       Payment by AMD of the purchase price set forth in this Section 2(a) for the 2012 Production Wafers and the 2012 PQUL Wafers, shall be, respectively, in lieu of the payment of (A) the price for Production Wafers containing MPU Products set forth in Section 1 of Exhibit A to the Agreement, and (B) the price for Product Development Wafers containing MPU Products set forth in Section 4 of Exhibit A to the Agreement. Payments of the purchase prices set forth in this Section 2 for 2012 Production Wafers and 2012 PQUL Wafers, however, shall be exclusive of and shall not affect the obligation of AMD to pay for [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(iii)        The Wafer Prices to AMD for AMD’s purchase of 2012 Production Wafers shall be as set forth in Schedule A to this Second Amendment.

(iv)        During 2012, AMD commits to purchase, and FoundryCo commits to deliver, at the Wafer Prices set forth in Schedule A to this Second Amendment and pursuant to the Binding Forecast methodology described in the Agreement, and the number of 2012 Production Wafers set forth in Schedule A to this Second Amendment (the “2012 Wafer Volume”). Purchase orders for MPU Products with a delivery date in [****] 2012 shall be delivered by AMD to FoundryCo no later than [****], 2012.

(v)         In the event that, by [****], 2012, AMD has not ordered at least the 2012 Wafer Volume, then subject to subsection (vi) below, AMD shall be obligated in accordance with subsection (viii) to pay FoundryCo an amount equal to the difference between the aggregate amount AMD would have paid for 2012 Production Wafers if it had ordered and FoundryCo had delivered the 2012 Wafer Volume at the Wafer Prices and the aggregate price for the 2012 Production Wafers ordered by AMD. Except in cases where FoundryCo and AMD have agreed otherwise, if AMD has ordered the full 2012 Wafer Volume by [****], 2012, but FoundryCo does not deliver the 2012 Wafer Volume in accordance with the delivery schedule set forth in Schedule A to this Second Amendment, FoundryCo shall be entitled to make up for any shortfall in subsequent quarters of 2012 and AMD will only pay for the 2012 Production Wafers actually delivered by [****], 2012.

(vi)        To the extent AMD’s 2012 Production Wafer requirements for which orders have been submitted to FoundryCo by [****], 2012 fall below the 2012 Wafer Volume, FoundryCo shall make a good faith effort to source any excess capacity in respect thereof to other customers, and if successful in such mitigation and only to the extent thereof, FoundryCo shall allocate fewer 2012 Production Wafers to AMD, which successful allocation shall decrease the 2012 Wafer Volume by such number of Wafers so allocated and reduce AMD’s obligations pursuant to Subsection (v) above by [****] dollars ($[****]) per Wafer. FoundryCo shall notify AMD no later than [****], 2012, whether or not it has been successful in sourcing any excess capacity. If FoundryCo notifies AMD that it will not be able to mitigate and source the excess capacity, AMD shall automatically be deemed to have issued a purchase order for 2012 Production Wafers to fulfill its obligation to purchase the 2012 Wafer Volume (as may be adjusted pursuant to the first sentence of this Section 2(a)(vi)) and FoundryCo will deliver such 2012 Production Wafers on or prior to [****], 2012 in accordance with subsection (v). Unless FoundryCo and AMD agree otherwise, the product mix ([****]) for such purchase order shall be such as will cause FoundryCo to achieve the percentage product mix ([****]) set forth in Schedule A for [****] 2012.

(vii)      To the extent AMD’s 2012 Production Wafer requirements are higher than the 2012 Wafer Volume, FoundryCo shall make a good faith effort to use any existing excess production capacity to accommodate an increase in allocation to AMD (an “Allocation Increase”), provided, however, that any such Allocation Increase shall be at [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(viii)        Promptly after [****], 2012, FoundryCo shall notify AMD in writing of the amount AMD would be obligated to pay pursuant to the first sentence of Subsection (v) above. On or prior to [****], 2012, FoundryCo will send a final invoice to AMD reflecting a credit or a payable for any adjustments pursuant to Subsections (vi) and (vii) above during [****] 2012. Payment by AMD on such invoice shall be due forty-five (45) days following the date of each such invoice.

(ix)          In connection with AMD’s purchase of 2012 PQUL Wafers, the price per Wafer to AMD shall be as set forth in Schedule A (the “PQUL Wafer Price”).

(x)           For the avoidance of doubt, AMD shall pay for, at prices agreed by AMD and FoundryCo, [****] in addition to the Wafer Price or the PQUL Wafer Price. If AMD elects not to use the FoundryCo [****] facility or [****], the Wafer Price or PQUL Wafer Price shall not be reduced unless FoundryCo cannot perform the applicable services and the type and scope of services involved have been provided by FoundryCo to AMD prior to the date hereof.

(b)        MPU Product Pricing for 2013. AMD and FoundryCo agree to work in good faith to establish a mutually agreeable pricing methodology for MPU Products delivered by FoundryCo to AMD during 2013 (the “2013 MPU Pricing Plan”) as further described in Schedule B attached hereto. However, if AMD and FoundryCo are unable to agree on the 2013 MPU Pricing Plan on or prior to [****], 2012, then the price for all MPU Products delivered by FoundryCo to AMD in 2013 shall be calculated in accordance with Section 7.1 and Exhibit A of the Agreement.

(c)        After [****], 2013, the terms of Section 7.1 and Exhibit A of the Agreement will determine all MPU Product pricing.

3.        AMENDMENTS RELATED TO AMD’S PAYMENT OF THE 2012 ADDITIONAL QUARTERLY FIXED PAYMENTS

(a)        FoundryCo waives payment by AMD of the 2012 Additional Quarterly Fixed Payments.

(b)        In partial consideration of the Waivers, AMD agrees to pay FoundryCo the 2012 Additional Payment (as described below). In light thereof, Section 3.4 of the First Amendment is hereby amended and restated in its entirety to read as follows:

3.4        2012 Additional Payment

(a)        FoundryCo will invoice in 2012, and AMD will pay to FoundryCo the aggregate additional amount of Four Hundred and Twenty-five Million Dollars ($425,000,000) during 2012 (the “2012 Additional Payment”), as follows:

(i)        no later than March 5, 2012, at least One Hundred Fifty Million Dollars ($150,000,000) in cash;

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(ii)        no later than July 2, 2012, at least an additional Fifty Million Dollars ($50,000,000) in cash;

(iii)       no later than October 2, 2012, at least an additional Fifty Million Dollars ($50,000,000) in cash; and

(iv)       no later than December 31, 2012, all of the remaining unpaid portion of the 2012 Additional Payment in cash.

(b)        As security for the payment of the amounts set forth in Section 3.4(a) (iii) and (iv), AMD has executed and delivered to FoundryCo the Promissory Note in the form set forth in Exhibit A. Payments made pursuant to the Promissory Note shall constitute a credit against AMD’s payment obligations pursuant to Section 3.4 (a) (iii) and (iv), including payments made to the transferee of the Promissory Note in the event FoundryCo transfers the Promissory Note to a third party. AMD’s payment obligations with respect to the 2012 Additional Payment Obligations as reflected in this Section 3.4 and in the Promissory Note shall be absolute and unconditional. AMD shall pay such amounts without reduction, abatement, diminution, counterclaim, set-off, defense, recoupment, deferment or other limitation, regardless of the acts, breaches or omissions, or alleged acts, breaches or omissions, of FoundryCo under the Agreement or otherwise, or for any other reason whatever.

4.        AMD’S TRANSFER OF ITS REMAINING CAPITAL INTEREST IN FOUNDRYCO

(a)        As partial consideration for the Waivers, AMD and FoundryCo agree that a shareholder resolution substantially in the form of Exhibit B hereto has been or shall be passed on the date hereof. Each of AMD, FoundryCo, ATIC and ATIC Investment agrees that:

(i)      AMD, as legal and beneficial owner, free from any encumbrance or equitable interest, sells to FoundryCo with immediate effect, and FoundryCo shall purchase from AMD all of the capital of FoundryCo that AMD owns, directly or indirectly, being 1,063,798 class A preferred shares (the “Transferred Shares”);

(ii)     AMD shall deliver to FoundryCo on the date hereof the share certificate(s) representing the Transferred Shares; and

(iii)    AMD shall promptly perform all other actions and necessary undertakings in order to effect the transfer of the Transferred Shares simultaneously with the execution of this Second Amendment.

(b)        At AMD’s request, FoundryCo shall provide to AMD such records and other information reasonably necessary to enable AMD to prepare any tax return that reports the tax consequences of the transactions contemplated by this Agreement. The Parties agree that the purchase by FoundryCo of the Transferred Shares pursuant to this Agreement shall result in AMD ceasing to be a partner of FoundryCo for U.S. federal, state and local income tax purposes, and that AMD and FoundryCo shall work together to achieve a mutually agreeable allocation of the ‘distributive share of items under IRC Sec 702(a); pursuant to Treas. Reg. Sec 1.706(c)(2)(ii)

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

and Prop. Reg. Sec. 1.706-4. For U.S. federal, state and local income tax purposes, the Parties agree to treat any gross income realized by FoundryCo as a result of the transactions contemplated by this Agreement as not allocable to AMD. FoundryCo shall provide to AMD no later than December 1, 2012 a final Schedule K-1 or the equivalent and any similar form or the equivalent required for the filing of state or local income tax returns in respect of the taxable period of FoundryCo that ends on the effective date of such purchase. AMD shall cease serving as the Tax Matters Partner (as defined in Section 6231(a)(7) of the Code) of FoundryCo as of the effective date of such purchase. Any stamp, sales, use, gross receipts, value-added, goods and services or other transfer tax imposed in connection with the transactions contemplated by this Agreement shall be borne by the person who is liable for such tax under the applicable tax law.

5.        TERMINATION OF AMD’S RIGHTS AS A SHAREHOLDER IN FOUNDRYCO

(a)        AMD, FoundryCo, ATIC and ATIC Investment agree that, as of the date of this Second Amendment, as a result of AMD’s transfer of the Transferred Shares to FoundryCo and pursuant to Section 8.01 of the Amended and Restated Shareholders’ Agreement, dated as of December 27, 2010 by and among AMD, Advanced Technology Investment Company LLC, ATIC International Investment Company LLC and FoundryCo, and article 25 of FoundryCo’s articles of association, AMD is no longer a Shareholder in FoundryCo, AMD is no longer a party to the Amended and Restated Shareholders’ Agreement and AMD is no longer entitled to designate a director to the FoundryCo board, and AMD shall therefore direct its current designated director of FoundryCo to resign, effective immediately, by submitting to the directors of FoundryCo a resignation letter substantially in the form attached hereto as Exhibit C.

(b)        AMD further agrees with FoundryCo and ATIC that, as of the date of this Second Amendment, AMD shall have no further rights or obligations pursuant to and AMD shall no longer be a party to, the Amended and Restated Funding Agreement, dated as of December 27, 2010, by and among AMD, FoundryCo and ATIC.

6.    STRATEGIC ALLIANCE COMMITTEE

(a)        AMD, FoundryCo and ATIC agree that there shall be promptly created a strategic alliance committee (the “Strategic Alliance Committee”), comprised of:

(i)       four members designated by AMD;

(ii)      two members designated by FoundryCo;

(iii)     one member designated by ATIC; and

(iv)     one member designated by Mubadala.

(b)        In each case, the designee shall be an employee or director of the party designating the member.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(c)        The Strategic Alliance Committee will meet on a quarterly basis.

(d)        The Strategic Alliance Committee shall be mandated to:

(i)      strive to enhance the strategic alliance of the partnership consistent with the original strategic intent of AMD and FoundryCo by jointly reviewing business strategies and assessing strategic opportunities; and

(ii)     serve as an overarching body to ensure that product sourcing discussions between FoundryCo and AMD are progressing and that FoundryCo and AMD are working in good faith to operate their respective businesses within the framework of the Agreement.

(e)        If FoundryCo and AMD are unable to agree that a particular product will be sourced by FoundryCo, the Strategic Alliance Committee will promptly meet to determine in good faith how to resolve such disagreement. The Strategic Alliance Committee shall consider a number of criteria to be agreed upon to achieve the objectives of AMD and FoundryCo. Notwithstanding Section 2.1(a) and (b) of the Agreement, if the Strategic Alliance Committee determines by majority vote that a particular MPU Product shall not be produced by FoundryCo (any such MPU Product, an “Alternatively Sourced Product”), then such determination shall conclusively apply to FoundryCo and AMD. [****]

(f)        Nothing in this Second Amendment shall require a Party to disclose any confidential information of a third party in breach of any confidentiality obligation it has with the third party; provided, that AMD agrees that this sentence shall not prohibit AMD from disclosing to FoundryCo its then current product roadmap from time to time upon FoundryCo’s request, including (i) information concerning AMD’s planned product offerings at the time of such request, (ii) the technology associated with each such products, and (iii) the foundry(s) slated to manufacture such products.

7.        MISCELLANEOUS

(a)        Each of FoundryCo and AMD represents and warrants that this Second Amendment has been duly authorized, executed and delivered by it, that this Second Amendment is duly enforceable pursuant to its terms and that the execution, delivery and performance of this Second Amendment does not conflict with applicable law or any of its organizational documents or result in a breach or violation of, or constitute a default under, any agreement to which it is a respective party.

(b)        Each of FoundryCo and AMD acknowledges the importance of prompt collaboration and communication with respect to all communications and announcements, whether by press release or otherwise, in respect of their commercial relationship and, as such, agrees to work together and coordinate such communications and announcements, particularly in respect of the Transferred Shares, and will make such communications and announcements available to the other party in advance to the extent reasonably possible. This Section 8(b) shall

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

not affect, waive or otherwise amend the existing provisions of the Agreement with respect to communications and announcements.

(c)        Other than as expressly provided in this Second Amendment, no other amendments are being made to the Agreement, and all other provisions of the Agreement shall remain in full force and effect in accordance with the terms of the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

[Signature pages follow]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

ADVANCED MICRO DEVICES, INC.

By:	/s/ Thomas J. Seifert

Name:	Thomas J. Seifert
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Wafer Supply Agreement Amendment No. 2]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

GLOBALFOUNDRIES INC.

By:	/s/ Daniel Durn

Name:	Daniel Durn
Title:	Chief Financial Officer

[Signature Page to Wafer Supply Agreement Amendment No. 2]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

GLOBALFOUNDRIES U.S. INC.

By:	/s/ Daniel Durn

Name:	Daniel Durn
Title:	Chief Financial Officer

[Signature Page to Wafer Supply Agreement Amendment No. 2]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

ADVANCED TECHNOLOGY INVESTMENT COMPANY LLC

By:	/s/ Ibrahim Ajami

Name:	Ibrahim Ajami
Title:	Chief Executive Officer

[Signature Page to Wafer Supply Agreement Amendment No. 2]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

ATIC INTERNATIONAL INVESTMENT COMPANY LLC

By:	/s/ Ibrahim Ajami

Name:	Ibrahim Ajami
Title:	Chief Executive Officer

By:	/s/ Samak L. Azar

Name:	Samak L. Azar
Title:	Director

[Signature Page to Wafer Supply Agreement Amendment No. 2]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Schedule A

2012 Wafer Prices & Delivery Schedule

2012 Production Wafer Prices are as set forth below for [****] 2012 Production Wafers to be delivered by FoundryCo to AMD in 2012:

2012 Production Wafer Price for
[****] Wafer starts:	$[****]

2012 Production Wafer Price for
[****] Wafer starts:	$[****]

Targeted Delivery Schedule for 2012 Production Wafers:

[****]

Required Minimum Payment for 2012 Wafer Volume	$[****]

*See notes 2, 3 and 4 below.

Clarifying notes:

1.        The $[****] price for [****] Wafer starts will be limited to [****] Wafers delivered in 2012. The price of $[****] will apply for [****] starts.

2.        [****]

3.        [****]

4.        [****]

5. 2012 PQUL Wafer Price:	$[****] per [****] PQUL Wafer
$[****] per [****] SHP PQUL Wafer

AMD shall pay 2012 PQUL Wafer Prices based on Wafer starts. Price for [****] products shall be at the 2012 PQUL Wafer Price ($[****]).

PQUL Wafer Price shall be based on a [****] methodology. Such methodology shall apply to the Wafer Price of all other PQUL Wafers manufactured. 2012 PQUL Wafer Price shall be subject to adjustment if [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Schedule B

2013 MPU Pricing Plan

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.